UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act, of 1934

Date of Report (Date of earliest event reported) February 25, 2005

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as seller under a Pooling and Servicing Agreement, dated as of February 1, 2005, providing for, inter alia, the issuance of Mortgage Asset Backed Pass-Through Certificates, Series 2005-RS2)

Residential Asset Mortgage Products, Inc.
(Exact name of registrant as specified in its charter)

              DELAWARE                     333-117232                  41-1955181
  (State or Other Jurisdiction of          (Commission               (I.R.S. Employer
           Incorporation)                  File Number)             Identification No.)

     8400 Normandale Lake Blvd.                                           55437
             Suite 250                                                 (Zip Code)
       Minneapolis, Minnesota

                                             (Address of Principal Executive Offices)

Registrant’s telephone number, including area code, is (952) 832-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

        On February 25, 2005, the Registrant caused the issuance and sale of Mortgage Asset-Backed Pass-Through Certificates, Series 2005-RS2, Class A-I-1, Class A-I-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class A-II-1, Class A-II-2, Class A-II-3, Class SB, Class R-I and Class R-II Certificates (the “Certificates”) pursuant to a Pooling and Servicing Agreement to be dated as of February 1, 2005, among the Registrant, Residential Funding Corporation, as Master Servicer and JPMorgan Chase Bank, National Association, as Trustee.

Item 9.01. Financial Statements and Exhibits

    (a)        Not applicable

    (b)        Not applicable

    (c)        Exhibits:

        10.1 Pooling and Servicing Agreement, dated as of February 1, 2005 among Residential Asset Mortgage Products, Inc., as depositor, Residential Funding Corporation, as master servicer and JPMorgan Chase Bank, N.A., as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                            By:     /s/Joe Orning
                                            Name:   Joe Orning
                                            Title:  Vice President

Dated: March 10, 2005

EXHIBITS